SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                  EXHIBIT 2(a)

ITEM 2.  IDENTITY AND BACKGROUND.

          This statement is being filed by J.P. Morgan Partners (SBIC), LLC, a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New
York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

          JPMP  (SBIC) is a wholly  owned  subsidiary  of J.P.  Morgan  Partners
(BHCA), L.P., a Delaware limited partnership  (hereinafter  referred to as "JPMP
(BHCA)"), whose principal business office is located at the same address as JPMP
(SBIC). JPMP (BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P., a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp., a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

          JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co., a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                      SCHEDULE A

                        J.P. MORGAN PARTNERS (SBIC), LLC

                              EXECUTIVE OFFICERS(1)

President                                              Jeffrey C. Walker*
Executive Vice President                               Mitchell J. Blutt, M.D.*
Executive Vice President                               Arnold L. Chavkin*
Executive Vice President                               John M.B. O'Connor*
Managing Director                                      Dr. Dana Beth Ardi
Managing Director                                      Christopher C. Behrens*
Managing Director                                      Julie Casella-Esposito*
Managing Director                                      Rodney A. Ferguson*
Managing Director                                      Cornell P. French*
Managing Director                                      Michael R. Hannon*
Managing Director                                      Alfredo Irigoin*
Managing Director                                      Andrew Kahn*
Managing Director                                      Jonathan R. Lynch*
Managing Director                                      Stephen P. Murray*
Managing Director                                      Timothy Purcell*
Managing Director                                      Faith Rosenfeld*
Managing Director                                      Robert Ruggiero
Managing Director                                      Shahan D. Soghikian*
Managing Director                                      Timothy J. Walsh*
Managing Director                                      Richard D. Waters, Jr. *
Managing Director                                      Damion E. Wicker, M.D.*
Managing Director                                      Eric R. Wilkinson*
Senior Vice President and Assistant Secretary          James Hutter*
Senior Vice President and Assistant Secretary          Mounir Nahas*
Senior Vice President, Treasurer and
  Assistant Secretary                                  Elisa R. Stein*
Vice President and Assistant Secretary                 Richard Madsen*
Vice President and Assistant Secretary                 Puneet Gulati*
Vice President and Assistant Secretary                 Thomas Szymoniak*
Vice President and Assistant Secretary                 Scott Kraemer*
Secretary                                              Anthony J. Horan**
                                                       James Berry

----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                  DIRECTORS(1)

                               Jeffrey C. Walker*






----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

President                                               Jeffrey C. Walker*
Executive Vice President                                Mitchell J. Blutt, M.D.*
Executive Vice President                                Arnold L. Chavkin*
Executive Vice President                                John M.B. O'Connor*
Managing Director                                       Dr. Dana Beth Ardi
Managing Director                                       Christopher C. Behrens*
Managing Director                                       Julie Casella-Esposito*
Managing Director                                       Rodney A. Ferguson*
Managing Director                                       Cornell P. French*
Managing Director                                       Michael R. Hannon*
Managing Director                                       Alfredo Irigoin*
Managing Director                                       Andrew Kahn*
Managing Director                                       Jonathan R. Lynch*
Managing Director                                       Stephen P. Murray*
Managing Director                                       Timothy Purcell*
Managing Director                                       Faith Rosenfeld*
Managing Director                                       Robert Ruggiero
Managing Director                                       Shahan D. Soghikian*
Managing Director                                       Timothy J. Walsh*
Managing Director                                       Richard D. Waters, Jr. *
Managing Director                                       Damion E. Wicker, M.D.*
Managing Director                                       Eric R. Wilkinson*
Senior Vice President and Assistant Secretary           James Hutter*
Senior Vice President and Assistant Secretary           Mounir Nahas*
Senior Vice President, Treasurer and
  Assistant Secretary                                   Elisa R. Stein*
Vice President and Assistant Secretary                  Richard Madsen*
Vice President and Assistant Secretary                  Puneet Gulati*
Vice President and Assistant Secretary                  Thomas Szymoniak*
Vice President and Assistant Secretary                  Scott Kraemer*
Secretary                                               Anthony J. Horan**


----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                  DIRECTORS(1)

                              William B. Harrison**
                               Jeffrey C. Walker*






----------

(1)  Each of whom is a United States citizen.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Office        William B. Harrison Jr.*
Vice Chairman                                           David A. Coulter*
Vice Chairman                                           Thomas B. Ketchum*
Vice Chairman                                           Donald H. Layton*
Vice Chairman                                           Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management
  and Administration                                    Marc J. Shapiro*
Executive Officer                                       Donald H. McCree III*
Executive Vice President; Chief Financial Officer       Dina Dublon*
Executive Vice President; Head of
  Market Risk Management                                Lesley Daniels Webster*
General Counsel                                         William H. McDavid*
Director of Human Resources                             John J. Farrell*
Director of Corporate Marketing and Communications      Frederick W. Hill*
Controller                                              Joseph L. Scalfani*


----------

(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.

                                  SCHEDULE 13G

ISSUER: Encore Acquisition Company                          CUSIP NO.: 29255W100


                                  DIRECTORS(1)

                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
                               -------------------------------------------------
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel              Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns              Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida 33166
--------------------------------------------------------------------------------
 Ellen V. Futter               President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------
 Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford              Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey  07940
--------------------------------------------------------------------------------

----------
(1)  Each of whom is a United States citizen.